Thrivent Series Fund, Inc.

Supplement to Prospectus

dated April 30, 2014

with respect to

Thrivent Limited Maturity Bond Portfolio

The following changes are hereby made to the sections of the prospectus describing Thrivent Limited Maturity Bond Portfolio (the “Portfolio”):

1. The first two sentences under “Principal Strategies” in the “Summary Section” and in “More about Investment Strategies and Risks” describing the Portfolio are deleted and replaced with the following two sentences:

The principal strategies of the Portfolio are to invest in investment-grade corporate bonds, government bonds, mortgage-backed securities (including commercially backed ones), asset-backed securities, and collateralized debt obligations (including collateralized loan obligations). Asset-backed securities are securities backed by notes or receivables originated by banks, credit card companies, or other providers of credit; collateralized debt obligations are types of asset-backed securities.

2. The following risk is added under “Principal Risks” in the “Summary Section” describing the Portfolio and under “Glossary of Principal Risks:

Collateralized Debt Obligations Risk. The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Portfolio invests. In addition to the typical risks associated with fixed income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value, and/or be downgraded; (iii) the Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Portfolio could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

3. The following is inserted in “Other Securities and Investment Practices”:

Collateralized Debt Obligations: Thrivent Limited Maturity Bond Portfolio may invest in collateralized debt obligations (“CDOs”) as a principal strategy. CDOs are types of asset-backed securities. Collateralized loan obligations (“CLOs”) are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities.

The date of this Supplement is November 19, 2014.

Please include this Supplement with your Prospectus.

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